Exhibit 99.15

Pazoo To Attend Numerous Investment Conferences. Will Host First Pazoo Fest Event November 13 In Las Vegas Nevada

Whippany, N.J., October 10, 2014 Pazoo, Inc. (OTCQB Symbol: PZOO) (German WKN#: A1J3DK) is pleased to announce that members of its staff will be attending several investment and marijuana conferences over the next 6 weeks.  Pazoo is also pleased to announce it will have a booth at the 3rd Annual Marijuana Business Conference and Expo, America’s largest national cannabis trade show, in Las Vegas November 12-14.

Two members of the Pazoo, Inc. team will be traveling and attending the Florida Marijuana Conference located in Fort Lauderdale on October 12th.  Two additional members of the Pazoo, Inc. team will be attending the International Cannabis Expo in New York City from October 11th-13th.  Pazoo will also be attending the FSXinterlinked Investment Conference in Tucson Arizona from October 28-31 as well as the Phoenix Financial Fest on November 15 in Scottsdale Arizona. During these conferences, the Pazoo team will learn more about the best practices of the marijuana industry as well as educate others about Pazoo, health and wellness, and how to Be Inspired, Live Powerful.

Additionally, Pazoo will have a booth at the 3rd Annual Marijuana Business Conference and Expo at the Rio Hotel in Las Vegas, Nevada from November 12th-14th.  The first 400 people to stop by the booth will receive a FREE Pazoo T-Shirt! We encourage everyone to visit us, say hello, meet the team, and learn more about overall health and wellness.

Pazoo will also be hosting its first ever Pazoo Fest at the New York-New York Hotel and Resort on the evening of November 13th.  Pazoo Fest, hosted by the Pazoo Team, will include marijuana industry experts and personnel, several Pazoo Health and Wellness Experts, personnel from the investment community, and will include wide ranging media coverage of the event and celebration. If you would like to attend Pazoo Fest or would like additional information, please inquire at investor@pazoo.com.  For a full list of the conferences Pazoo will be attending over the next month, as well as local events Pazoo will be sponsoring, please see below.  Additional information and updates are posted on the Pazoo Fest Events button on www.pazoo.com

OCTOBER 2014

October 11
BIG BREW BEER FESTIVAL
Morristown, NJ
www.bigbrewnj.com/morristown

October 11-13
INTERNATIONAL CANNABIS BUSINESS EXPO
New York City
http://internationalcannabisassociation.com/new-york-2014/

October 12
FLORIDA MARIJUANA CONFERENCE
Ft. Lauderdale, FL
www.floridamarijuanaconference.com

October 19
JUST JERSEY JAZZ & FOOD TRUCK FESTIVAL
Succasunna, NJ
First 300 people who bring 1+ food item will receive a FREE Pazoo T-shirt
www.justjerseyfest.com

October 28
FIREROCK INVESTORS CONFERENCE
New York City
www.thefirerockconference.com

October 28-31
FSXinterlinked INVESTMENT CONFERENCE
Tucson, AZ
www.FSX1.com

NOVEMBER 2014

November 11-14
3RD ANNUAL MARIJUANA BUSINESS CONFERENCE & EXPO
Las Vegas, NV
www.mmjbusinessdaily.com/conference

PazooFest Party (Nov 13)
at New York-New York Hotel & Casino
Party Info: investor@pazoo.com

November 15
PHOENIX FINANCIAL FEST
Scottsdale, AZ
www.financialfest.com

About Pazoo, Inc.:

Pazoo, Inc. is a company focused on empowering individuals with the tools to enrich their lives. Pazoo delivers information, services and products through direct response digital and TV, retail stores and its website.www.pazoo.com is a health and wellness online portal with an array of experts delivering vital information to improve and enhance the enjoyment of living a full and enriching life. We feature industry experts from the health and wellness industry as well as the pet industry. On the website an individual can find a limited, and high quality, selection of merchandise, including fitness consumables, nutritional supplements, apparel, and wellness/safety products.

Safe Harbor Statement:

This update includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as Pazoo, Inc. or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements herein that describe the Company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

For Investor Relations:

Taylor Capitol, LLC
Phone: 973-351-3868
Email: INVESTOR@PAZOO.COM
SOURCE Pazoo, Inc.
Release Date: October 10, 2014